CONSENT



     We hereby consent to the use of our name under the caption "Counsel" in the Institutional Class Prospectus and Retail Class A Prospectus contained in Post-Effective Amendment No. 17 to the Registration Statement on Form N-1A of Stratus Fund, Inc. (Registration No. 33-37928) filed under the Securities Act of 1933 and Amendment No. 18 under the Investment Company Act of 1940.




                                         /s/ Ballard Spahr Andrews & Ingersoll
                                        Ballard Spahr Andrews & Ingersoll, LLP



September 29, 1998